UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2023

INTERNATIONAL BANCSHARES CORPORATION

(Exact name of registrant as specified in its charter)

Texas	000-9439	74-2157138
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 San Bernardo, Laredo, Texas	78040-1359
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (956) 722-7611

None

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 250.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, $1.00 par value	IBOC	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 15, 2023, International Bancshares Corporation (the “Company”) held its 2023 Annual Meeting of Shareholders (the “Annual Meeting”), at which the Company submitted the following proposals to its shareholders for a vote:

(1)	To elect eight (8) directors to serve until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified;

(2)	To ratify the appointment of RSM US LLP as the Company’s independent auditor for the fiscal year ending December 31, 2023; and

(3)	To consider and approve a non-binding advisory resolution to approve the compensation of the Company’s named executive officers as described in the Compensation Discussion and Analysis and the tabular disclosures in the Proxy Statement.

The following table lists the final voting results for Proposals 1, 2, and 3 at the Annual Meeting:

	For	Against	Abstain	Broker Non- Votes
Election of Directors:
Javier de Anda	51,760,260	249,080	19,495	7,471,368
Douglas B. Howland	43,873,562	8,133,450	21,823	7,471,368
Rudolph M. Miles	51,700,758	306,254	21,823	7,471,368
Dennis E. Nixon	50,337,254	1,677,910	13,672	7,471,368
Larry A. Norton	44,450,910	7,559,000	18,925	7,471,368
Roberto R. Reséndez	47,828,671	4,183,019	17,146	7,471,368
Antonio R. Sanchez, Jr.	51,301,816	693,331	33,689	7,471,368
Diana G. Zuniga	48,200,757	3,809,963	18,116	7,471,368

Ratification of RSM US LLP	56,008,964	134,191	196,802	3,160,246

Non-binding Advisory Resolution on Compensation	51,561,925	381,809	85,101	7,471,368

Based on the foregoing results, each of the above director nominee was elected by a majority vote standard, which is the voting standard required by the Company’s Articles of Incorporation for uncontested director elections. Proposals 2 and 3 were also approved by majority vote.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL BANCSHARES CORPORATION
(Registrant)

By:	/s/ Dennis E. Nixon
Dennis E. Nixon, President and Chief Executive Officer

Date: May 17, 2023